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                                                                    EXHIBIT 99.4


                          COMMON STOCK PURCHASE WARRANT
                                       OF
                          CABLETEL COMMUNICATIONS CORP.

         Cabletel Communications Corp., an Ontario, Canada corporation (the "COMPANY"), hereby agrees that, for value received, CommScope, Inc. of North Carolina, or assigns, is entitled, subject to the terms set forth herein, to purchase from the Company at any time or from time to time from the date hereof (the "INITIAL EXERCISE DATE") and before 5:00 p.m., Central Daylight Time, on May 31, 2007 (the "EXPIRATION DATE"), 200,000 shares of Common Stock, subject to adjustment in the number of such shares as set forth herein, at a price per share of $1.640.

1. DEFINITIONS. The following terms when used in this Warrant will have the following meanings:

         "ACT" shall mean the United States Securities Act of 1933, as amended.

         "COMMON STOCK" is the authorized common shares of the Company, no par value.

         "DOLLARS" and the sign "$" each mean the lawful currency of Canada.

         "EXERCISE PRICE" shall mean $1.640 per share of Common Stock, subject to adjustment as provided in this Warrant.

         "HOLDER" is the registered holder of this Warrant.

         "REGISTRATION STATEMENT" shall mean a registration statement filed under the Act.

         "SECURITIES" are all or any part of the Common Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "WARRANT" shall mean the warrant evidenced by this document.

         "WARRANT SHARES" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2.       EXERCISE OF WARRANT.

         (a) The purchase rights exercisable under this Warrant shall be exercised by the Holder surrendering this Warrant with the form of subscription attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or cashier's check payable to the


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                  order of the Company, of the purchase price payable in respect of the Common Stock being purchased, and accompanied by any other document reasonably required by the Company to be executed by Holder acknowledging the applicable restrictions on the transfer of the Common Stock being purchased as set forth in Section 10 hereof. Such duly executed subscription shall constitute the Holder's acknowledgment of and undertaking to comply to the satisfaction of the Company and its counsel, acting reasonably, with all applicable laws and all rules, regulations and policies of each stock exchange upon which the Common Stock may from time to time be listed or traded and of any other applicable regulatory authorities

         (b) At the option of Holder, this Warrant may be exercised, at any time or from time to time, in the following "cashless exercise" transactions:

                  (i) The Holder shall have the right to convert, in whole or in part, the Warrants (the "Conversion Right") at any time prior to the Expiration Date, into shares of Common Stock in accordance with the provisions of this paragraph by the Holder tendering to the Company written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock underlying the Warrants, subject to such exercise notice and an irrevocable order to, and an irrevocable commitment by, such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the aggregate Purchase Price of such Warrants and any withholding taxes. All documentation and procedures to be followed in connection with such "cashless exercise" shall be approved in advance by the Company, which approval shall be expeditiously provided and not unreasonably withheld; or

                  (ii) Upon written notice of exercise from the Holder to the Company that the Holder is exercising this Warrant in whole or in part and as consideration of such exercise is authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of the aggregate Purchase Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the Spread Value by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right. The shares withheld by the Company shall no longer be issuable under this Warrant.

                  (iii) Fair Market Value of a share of Warrant Shares as of a particular date (the "Determination Date") shall mean:


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                           a.       If the Warrant Shares are principally traded
                                    on a U.S. exchange or are quoted on the
                                    Nasdaq National Market or the Nasdaq
                                    SmallCap Market ("Nasdaq"), then the average of the closing or last sale price, respectively, reported for the five trading days during which there is any trading activity in the Warrant Shares immediately preceding the Determination Date.

                           b. If the Warrant Shares are principally traded on the Toronto Stock Exchange, then the average of the closing prices reported for the five days during which there is any trading activity in the Warrant Shares immediately preceding the Determination Date.

                           c. If the Warrant Shares are not traded on an exchange or on Nasdaq but are traded in the over-the-counter market or other similar organization (including the OTC Bulletin Board), then the average of the closing bid and ask prices reported for the five trading days during which there is any trading activity in the Warrant Shares immediately preceding the Determination Date.

                           d. If the Warrant Shares are not traded as provided above, then the price determined in good faith by the Board of Directors of the Company, provided that (A) the basis or bases of each such determination shall be set forth in the corporate records of the Company pertaining to meetings and other actions of such board, and (B) such records are available to the Holder for inspection during normal business hours of the Company upon the giving of reasonable prior notice.

                           e. If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's certificate of incorporation, then all amounts to be payable per share to Holders of the securities then comprising Warrant Shares pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Warrant Shares in liquidation under the certificate of incorporation, assuming for the purposes of this clause (d) that all of the shares of Warrant Shares then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  (iv) The term "Spread Value" shall mean (i) the number of shares exercised at a given time multiplied by the Fair Market Value of one share of Common Stock, less
                           (ii) aggregate applicable


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                           Exercise Price.

         (c) In case of the purchase of less than all of the Common Stock purchasable under this Warrant, the Warrant shall remain exercisable in respect of the balance of the Common Stock on the terms and conditions set forth herein. Alternatively, if less than all of the Common Stock purchasable under this Warrant is purchased, the Company may, upon such exercise, execute and deliver to the Holder a new Warrant (dated the date thereof but otherwise containing terms identical to this Warrant) evidencing the number of shares of the Common Stock not so purchased.

         (d) As soon as practical after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder, or as such Holder may direct, a certificate or certificates representing the shares purchased, provided that if any law or regulation requires the Company to take any action with respect to the Common Stock to be purchased before the issuance thereof, then the date of delivery of such shares of Common Stock shall be extended for the period necessary to take such action. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

                  "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Federal Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act and any applicable state law is then in fact applicable to such shares."

3. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved by the Company for the exercise thereof.

4. FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The rights and obligations of Holder hereunder are assignable with respect to all or any portion of the shares of Common Stock purchasable hereunder to any person. Notwithstanding the foregoing, no right or obligation under this Warrant is assignable unless the Company has received an opinion of counsel reasonably satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state or provincial law governing the sale of securities. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer


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         tax, the Company will prepare and deliver to the assignor and assignee, a new warrant covering the warrants to purchase shares of Common Stock assigned and retained, under the same terms and conditions as this Warrant, with the name of Holder substituted for the assignee with respect to assigned warrants to purchase shares of Common Stock. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of an indemnification agreement reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor.

6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

7. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

         (a) In case the Company shall (1) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (2) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (3) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this
                  Section 7(a) shall occur.

         (b) In case the Company shall distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Section 7(a) of this Warrant) or subscription rights or warrants, then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding as of the date of such distribution multiplied by the Fair Market Value per share of Common Stock on


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                  such date, less the fair market value (as determined by the
                  Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 7(a) of this Warrant, the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of each Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (d) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         (e) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Warrants initially issued by the Company.

8. REORGANIZATION, RECLASSIFICATION OR MERGER. In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger or amalgamation of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger, amalgamation or sale, as the case may be, lawful provision shall be made so that the Holder shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation or merger, the Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrant had the Warrant been exercised. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall



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         thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

9. CERTAIN EVENTS; ADJUSTMENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the provisions of Section 7 or Section 8 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment. All calculations under this Warrant shall be made to the nearest one-tenth of a cent.

10. RESTRICTION ON DISPOSITION. Neither the issuance of the Warrant nor the issuance of the shares of Common Stock issuable upon exercise of the Warrant has been registered under the Act or any applicable state law and no prospectus has been filed in respect thereof under any Canadian provincial securities law. The Warrant is issued to the Holder on the condition that the Warrant and any Common Stock purchased upon exercise of the Warrant (excepting Common Stock for which a Notification under Regulation A or a Registration Statement has been filed and declared effective and for which such exercise may be effected pursuant to registration or an exemption from registration under any applicable state law) are or will be purchased for investment purposes and not with an intent to distribute the same. All shares of Common Stock acquired by Holder upon exercise of this Warrant shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Company's By-laws, or imposed by applicable state, provincial and federal laws or regulations regarding the registration or qualification of such acquisition of shares of Common Stock, and may not be sold or otherwise disposed of unless the Company has received an opinion of counsel reasonably satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state or provincial law regulating the sale of securities. Without limiting the foregoing, by acceptance of this Warrant, the Holder covenants and agrees not to transfer or sell the Warrant or the Warrant Shares in Canada for a period of three (3) months following the Initial Exercise Date.

11. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 7, Section 8, or Section 9 of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate


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         shall be made available at all reasonable times for inspection by the
         Holder or any holder of a Warrant.

12. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in clauses (i) and (ii), as the case may be, of this Section 12 a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Mailed or telecopied communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this Section:

         If to Holder:      Holder's Address appearing on the books of
                            the Company

         If to Company:     Cabletel Communications Corp.
                            230 Travail Road, Markham, Ontario, Canada L3S 3J1
                            Telecopier No. (905) 475-9571

13. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder against dilution.

         The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "Holder" includes the immediate Holder of shares of Common Stock purchased on the exercise of this Warrant.



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         All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

14. BINDING EFFECT. This Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. If possible, this Warrant shall be construed along with and in addition to any other agreement which the Company and Holder may enter into, but any provisions in this Warrant which contradicts any provision of any other agreement shall take precedence and be binding over such other provision.

15. GOVERNING LAW; WAIVER OF JURY TRIAL. This Warrant shall be governed by and construed in accordance with the laws of Ontario, Canada without regard to conflicts of laws principles or provisions. The Company and the Holder waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Warrant, whether grounded in tort, contract or otherwise.

16. DESCRIPTIVE HEADINGS. Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or effect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, this Warrant has been duly executed by Cabletel Communications Corp., as of the 15th day of May, 2002.

                                  CABLETEL COMMUNICATIONS CORP.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

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                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

To Cabletel Communications Corp.:

         The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder *_______________ shares of the common stock of Cabletel Communications Corp., and herewith makes payment of $____________________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, whose address is______________________ and social security or tax identification number is _____________________.

Dated:
      --------------------      ------------------------------------------------
                                (Signature must conform in all respects to the name of holder as specified on the face of the warrant)


                                ------------------------------------------------
                                Address



                                ------------------------------------------------
                                City                 State          Zip Code

In the presence of:



--------------------------------
* Insert here all or such portion of the number of shares called for on the face of the within Warrant in 500 or more share increments with respect to which the holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

         For value received, the undersigned hereby sells, assigns and transfers unto ________________________________ whose address is_________________________________________________ and social security or tax identification number is___________________________________________ the right represented by the within warrant to purchase________________________________ of the shares of common stock of Cabletel Communications Corp. to which the within warrant relates, and appoints__________________________________________ , attorney to transfer said right on the books of Cabletel Communications Corp. with full power of substitution in the premises.


Dated:
      --------------------      ------------------------------------------------
                                (Signature must conform in all respects to the name of holder as specified on the face of the warrant)


                                ------------------------------------------------
                                Address



                                ------------------------------------------------
                                City                 State          Zip Code

In the presence of:



--------------------------------


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